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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports and to all references to our firm included in or made a part of this Registration Statement on Form S-3.



                                             ARTHUR ANDERSEN LLP


Los Angeles, California
January 9, 1996